MERRILL LYNCH
STRATEGIC
DIVIDEND FUND








FUND LOGO








Semi-Annual Report

January 31, 1997





Officers and Trustees
Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863










This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Strategic Dividend Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH STRATEGIC DIVIDEND FUND


Security
Representation as a
Percentage of
Equities as of
January 31, 1997

A pie chart depicting the following percentages:

Financial Services      21.0%
Energy                  14.7%
Basic Industries         5.8%
Utilities               28.2%
Capital Goods           14.0%
Consumer                16.3%


US Common Stock
Investments as of
January 31, 1997

                                                     S&P
                                        Fund         500*

Average Capitalization (in billions)    $19.8       $40.9
Price/Book Value                          2.8         3.3
Price/Earnings Ratio**                   15.8        19.6
Yield Based on Current Dividend           3.8%        1.9%

[FN]
 *An unmanaged broad-based index comprised of common stocks.
**Based on trailing 12-month earnings.



DEAR SHAREHOLDER


The relatively benign economic environment that prevailed throughout 1996 continued into the new year. Highlighting year-end economic results were stronger industrial production and greater-than-expected gross domestic product growth for the final quarter of the year. Underscoring the moderating growth trend were some signs of softening in the labor market, and initial indications suggested a respectable but unremarkable holiday selling season.

On balance, US economic fundamentals appear to be the most positive they have been for many years. However, as 1997 begins, the dilemma facing investors is how long the economic expansion can continue at a steady, noninflationary pace. At this late stage of the current economic recovery, investor expectations can quickly change from positive to negative with the release of surprising economic results. Therefore, continued reassurance of steady, noninflationary economic growth would be a very positive development for the stock and bond markets in the new year.

On the international front, the US dollar continued its strong advance relative to the yen and the Deutschemark, raising concerns about the outlook for US trade. In early February, the leading industrialized nations expressed apparent agreement that it was time to seek a lower dollar and less volatility in the foreign exchange markets. It remains to be seen whether these stated intentions will be acted upon, or if the US dollar continues to rise relative to other major currencies.

Portfolio Matters
For the three months ended January 31, 1997, Merrill Lynch Strategic Dividend Fund's Class A, Class B, Class C and Class D Shares' total returns were +8.46%, +8.25%, +8.24% and +8.48%, respectively.
(Results shown do not reflect sales charges; results would be lower if sales charges were included. For complete performance information, see pages 4--6 of this report to shareholders.) The Fund underperformed the +12.03% total return of the unmanaged Standard & Poor's 500 Index (S&P 500).

The Fund's primary investment focus is on stocks whose yields are above the S&P 500 yield.

In the January quarter, the Fund's returns modestly lagged the +9.0% total return for the 200 highest-yielding stocks in the S&P 500. Because of the Fund's emphasis on a better-than-market yield, holdings in the three highest-yielding sectors of the S&P 500 (utilities, energy and financials) accounted for 62% of the Fund's net assets. The shares of utilities and energy companies underperformed the S&P 500, while financials, which accounted for 20% of net assets, continued their two-year rally and outperformed. The dividend yield on the Fund's equity holdings at January 31, 1997 was 3.8%, double the dividend yield of the S&P 500 of 1.9%, and 50 basis points above the 3.3% average dividend yield for the 200 highest-yielding stocks in the S&P 500.

The Fund employs a conservative investment strategy, which includes investing in companies that are financially sound and whose shares are attractively valued on a price/earnings, price/book and dividend yield basis. We seek out companies that have strong leadership positions in their main lines of business or hold attractive market niche positions. Most of our holdings have S&P ratings of B+ or better, and are perceived, in our opinion, to have defensive and low-volatility characteristics. In the January quarter, stocks with these investment characteristics generally posted poor relative returns. The Fund's performance was negatively impacted by our holdings in basic industries, natural gas, electric utilities, certain energy companies, and consumer cyclicals such as autos and general merchandising. All posted weak relative returns in the quarter. The Fund's weightings in these holdings accounted for nearly 40% of net assets.

In addition to financial stocks, the Fund's performance was favorably impacted by positive relative returns of specific individual investments. These included our holdings of drug, household products and cosmetics, and specific holdings in the capital goods and telecommunications industries. Our weightings in these investments represented 29% of net assets.

During the January quarter, we initiated new investments in four stocks while eliminating three from the portfolio. In addition, we increased the Fund's holdings in one company while reducing positions in two. During the quarter, we obtained, as a result of a corporate distribution, the shares of The Boeing Co. and NCR Corporation, which were sold at a gain. Neither of these companies offered an adequate yield for the Fund.

The largest of our four new investments was Foster Wheeler Corp., an engineering and construction company which derives over half of its revenues and profits outside of North America. The company specializes in the construction of hydrocarbon-based facilities for the petrochemical, pharmaceutical, power generation, and environmental remediation industries. A sharp decline in the market value of the company's shares in late 1996, because of an earnings shortfall at a waste-to-energy facility, presented an attractive investment opportunity. The company's business fundamentals remain sound and orders are strong.

J.P. Morgan & Co., Inc. is a bank holding company whose assets include Morgan Guaranty Trust, the fourth largest bank in the United States. Its business activities are global in scope and include asset management, brokerage services, finance/advisory services and asset/liability management. The shares of this financially strong and well-capitalized company were attractive based on the price/earnings multiple, dividend yield and anticipated earnings growth.

We acquired shares of Long Island Lighting Co. (LILCO) and sold our investment in Brooklyn Union Gas Co., as the two companies announced their agreement to merge. We believe an investment in LILCO is more attractive on a total return basis as we await the closing of the transaction, which may take up to two years. The generous 7% dividend yield is very attractive.

Our final purchase was in shares of Rockwell International Corp., a diversified, high-technology company with worldwide leadership market positions principally in electronics and to a lesser degree in automotive components. As the company announced the sale of its aerospace and defense businesses to The Boeing Co. in the fall of 1996, it became apparent that the company's focus was its faster-growing commercial electronics businesses, specifically avionics and semiconductors. These businesses should show considerable margin improvement as the company continues to grow internationally and generate solid low teens earnings per share growth. The shares offer attractive upside potential.

In addition to The Brooklyn Union Gas Co., we eliminated shares of Philip Morris Companies, Inc. and Tambrands Inc. because we believed our purchases offered more attractive long-term returns. Proceeds from the partial sales of our investments in The Clorox Co. and Sprint Corp. were used to fund the addition to our existing investment in First Commerce Corp.

In Conclusion
We thank you for your investment in Merrill Lynch Strategic Dividend Fund, and we look forward to reviewing our outlook and strategy with you again in our upcoming quarterly report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Walter D. Rogers)
Walter D. Rogers
Vice President and Portfolio Manager


March 7, 1997



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Performance
Summary--
Class A Shares
                                    Net Asset Value        Capital Gains
Period Covered                   Beginning      Ending      Distributed    Dividends Paid*      % Change**
11/29/88--12/31/88                $10.71        $10.56        $0.140           $0.156            + 1.37%
1989                               10.56         12.50          --              0.612            +24.61
1990                               12.50         10.95          --              0.725            - 6.70
1991                               10.95         12.15          --              0.516            +15.99
1992                               12.15         12.75          --              0.460            + 8.95
1993                               12.75         12.74         0.645            0.456            + 8.66
1994                               12.74         10.70         1.596            0.465            + 0.17
1995                               10.70         12.22         1.309            0.463            +32.08
1996                               12.22         12.68         1.232            0.527            +19.08
1/1/97--1/31/97                    12.68         13.09          --               --              + 3.23
                                                              ------           ------
                                                        Total $4.922     Total $4.380

                                                         Cumulative total return as of 1/31/97: +163.21%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                                    Net Asset Value        Capital Gains
Period Covered                   Beginning      Ending      Distributed    Dividends Paid*      % Change**
11/25/87--12/31/87                $10.00        $10.02          --             $0.047            + 0.67%
1988                               10.02         10.56        $0.266            0.465            +12.81
1989                               10.56         12.49          --              0.504            +23.40
1990                               12.49         10.94          --              0.604            - 7.68
1991                               10.94         12.14          --              0.393            +14.78
1992                               12.14         12.75          --              0.328            + 7.89
1993                               12.75         12.74         0.645            0.315            + 7.54
1994                               12.74         10.71         1.596            0.333            - 0.82
1995                               10.71         12.24         1.309            0.330            +30.73
1996                               12.24         12.69         1.232            0.391            +17.71
1/1/97--1/31/97                    12.69         13.10          --               --              + 3.23
                                                              ------           ------
                                                        Total $5.048     Total $3.710

                                                         Cumulative total return as of 1/31/97: +171.50%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                                    Net Asset Value        Capital Gains
Period Covered                   Beginning      Ending      Distributed    Dividends Paid*      % Change**
10/21/94--12/31/94                $11.84        $10.69        $0.798           $0.108            - 2.02%
1995                               10.69         12.17         1.309            0.358            +30.59
1996                               12.17         12.61         1.232            0.400            +17.82
1/1/97--1/31/97                    12.61         13.01          --               --              + 3.17
                                                              ------           ------
                                                        Total $3.339     Total $0.866

                                                          Cumulative total return as of 1/31/97: +55.53%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                                    Net Asset Value        Capital Gains
Period Covered                   Beginning      Ending      Distributed    Dividends Paid*      % Change**
10/21/94--12/31/94                $11.85        $10.71        $0.798           $0.115            - 1.88%
1995                               10.71         12.22         1.309            0.439            +31.69
1996                               12.22         12.68         1.232            0.496            +18.79
1/1/97--1/31/97                    12.68         13.09          --               --              + 3.23
                                                              ------           ------
                                                        Total $3.339     Total $1.050

                                                          Cumulative total return as of 1/31/97: +58.46%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

PERFORMANCE DATA (concluded)

Recent
Performance
Results
                                                                                             12 Month      3 Month
                                                             1/31/97   10/31/96   1/31/96    % Change      % Change
ML Strategic Dividend Fund Class A Shares*                   $13.09     $12.30    $12.56     +14.87%(1)    + 7.52%(2)
ML Strategic Dividend Fund Class B Shares*                    13.10      12.30     12.56     +14.94(1)     + 7.60(2)
ML Strategic Dividend Fund Class C Shares*                    13.01      12.22     12.50     +14.77(1)     + 7.57(2)
ML Strategic Dividend Fund Class D Shares*                    13.09      12.29     12.56     +14.87(1)     + 7.61(2)
Standard & Poor's 500 Index**                                786.16     705.27    636.02     +23.61        +11.47
ML Strategic Dividend Fund Class A Shares--Total Return*                                     +19.60(3)     + 8.46(4)
ML Strategic Dividend Fund Class B Shares--Total Return*                                     +18.42(5)     + 8.25(6)
ML Strategic Dividend Fund Class C Shares--Total Return*                                     +18.35(7)     + 8.24(8)
ML Strategic Dividend Fund Class D Shares--Total Return*                                     +19.31(9)     + 8.48(10)
Standard & Poor's 500 Index--Total Return**                                                  +26.35        +12.03

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
  **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
 (1)Percent change includes reinvestment of $1.232 per share capital gains distributions.
 (2)Percent change includes reinvestment of $0.128 per share capital gains distributions.
 (3)Percent change includes reinvestment of $0.527 per share ordinary income dividends and $1.232 per share capital gains distributions..
 (4)Percent change includes reinvestment of $0.109 per share ordinary income dividends and $0.128 per share capital gains distributions.
 (5)Percent change includes reinvestment of $0.391 per share ordinary income dividends and $1.232 per share capital gains distributions..
 (6)Percent change includes reinvestment of $0.075 per share ordinary income dividends and $0.128 per share capital gains distributions.
 (7)Percent change includes reinvestment of $0.400 per share ordinary income dividends and $1.232 per share capital gains distributions..
 (8)Percent change includes reinvestment of $0.077 per share ordinary income dividends and $0.128 per share capital gains distributions.
 (9)Percent change includes reinvestment of $0.496 per share ordinary income dividends and $1.232 per share capital gains distributions.
(10)Percent change includes reinvestment of $0.101 per share ordinary income dividends and $0.128 per share capital gains distributions.

Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                       +19.08%        +12.83%
Five Years Ended 12/31/96                 +13.28         +12.06
Inception (11/29/88) through 12/31/96     +12.27         +11.52

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/96                       +17.71%        +13.71%
Five Years Ended 12/31/96                 +12.11         +12.11
Inception (11/25/87) through 12/31/96     +11.21         +11.21

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/96                       +17.82%        +16.82%
Inception (10/21/94) through 12/31/96     +20.57         +20.57

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                       +18.79%        +12.56%
Inception (10/21/94) through 12/31/96     +21.56         +18.61

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                                      Shares                                                                Value    Percent of
EUROPE       Industries                Held   Common Stocks                                 Cost          (Note 1a)  Net Assets
Netherlands  Oil--International       16,800  Royal Dutch Petroleum PLC (NY
                                              Registered Shares)                       $    982,387     $  2,914,800    1.7%

                                              Total Investments in the Netherlands          982,387        2,914,800    1.7


Spain        Oil & Gas Producers      50,000  Repsol S.A. (ADR)*                          1,597,265        1,981,250    1.1

                                              Total Investments in Spain                  1,597,265        1,981,250    1.1


United       Oil--International       19,168  British Petroleum Co. PLC (ADR)*            1,696,341        2,714,668    1.5
Kingdom
                                              Total Investments in the United
                                              Kingdom                                     1,696,341        2,714,668    1.5

                                              Total Investments in Europe                 4,275,993        7,610,718    4.3


NORTH
AMERICA


United       Aerospace & Defense      40,000  Northrop Grumman Corp.                      1,435,901        3,125,000    1.8
States                                28,000  Rockwell International Corp.                1,565,072        1,841,000    1.1
                                      60,000  TRW Inc.                                    1,663,738        3,045,000    1.7
                                                                                       ------------     ------------  ------
                                                                                          4,664,711        8,011,000    4.6

             Automobiles              85,000  Ford Motor Company                          2,416,975        2,730,625    1.5
                                      50,000  General Motors Corp.                        2,421,750        2,950,000    1.7
                                                                                       ------------     ------------  ------
                                                                                          4,838,725        5,680,625    3.2

             Automotive Equipment     72,000  Arvin Industries, Inc.                      1,656,934        1,737,000    1.0
                                      60,000  Dana Corp.                                  1,649,850        1,957,500    1.1
                                                                                       ------------     ------------  ------
                                                                                          3,306,784        3,694,500    2.1

             Banks                    20,000  Bankers Trust New York Corp.                1,418,062        1,700,000    1.0
                                      40,000  Barnett Banks, Inc.                         1,002,350        1,760,000    1.0
                                      74,000  CoreStates Financial Corp.                  2,584,814        3,681,500    2.1
                                      46,000  First Commerce Corp.                        1,587,910        1,828,500    1.0
                                      23,000  Mellon Bank Corp.                             990,205        1,716,375    1.0
                                      23,000  Mercantile Bancorp.                         1,002,055        1,224,750    0.7
                                      20,000  Morgan (J.P.) & Co., Inc.                   1,795,112        2,060,000    1.2
                                                                                       ------------     ------------  ------
                                                                                         10,380,508       13,971,125    8.0

             Chemicals                23,000  The Dow Chemical Co.                        1,369,880        1,773,875    1.0
                                      30,700  du Pont (E.I.) de Nemours & Co.             2,060,442        3,365,488    1.9
                                                                                       ------------     ------------  ------
                                                                                          3,430,322        5,139,363    2.9


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in US dollars)
NORTH AMERICA                         Shares                                                                Value    Percent of
(concluded)  Industries                Held   Common Stocks                                 Cost          (Note 1a)  Net Assets
United       Cosmetics & Household    34,000  Avon Products, Inc.                      $  1,009,895     $  2,133,500    1.2%
States       Products                 32,000  The Clorox Co.                              1,908,257        3,796,000    2.2
(concluded)                                                                            ------------     ------------  ------
                                                                                          2,918,152        5,929,500    3.4

             Drugs                    40,000  American Home Products Corp.                2,125,575        2,535,000    1.5
                                      40,000  Bristol-Myers Squibb Co.                    1,826,550        5,080,000    2.9
                                      35,000  Lilly (Eli) & Co.                             951,993        3,049,375    1.7
                                                                                       ------------     ------------  ------
                                                                                          4,904,118       10,664,375    6.1

             Electrical Equipment     38,600  General Electric Co.                        1,864,814        3,975,800    2.3

             Engineering &            37,000  Foster Wheeler Corp.                        1,380,470        1,429,125    0.8
             Construction

             Financial Services       60,000  Beneficial Corp.                            2,305,713        4,035,000    2.3
                                      30,000  PaineWebber Group Inc.                        713,100        1,046,250    0.6
                                                                                       ------------     ------------  ------
                                                                                          3,018,813        5,081,250    2.9

             Insurance                95,000  American General Corp.                      1,961,793        3,788,125    2.2
                                      50,000  Lincoln National Corp.                      2,135,530        2,681,250    1.5
                                     110,000  Ohio Casualty Corp.                         3,512,187        4,097,500    2.3
                                                                                       ------------     ------------  ------
                                                                                          7,609,510       10,566,875    6.0

             Machinery                70,800  The Manitowoc Company, Inc.                 1,306,732        2,531,100    1.4

             Metals                   55,000  Carpenter Technology Corp.                  1,747,599        1,980,000    1.1

             Miscellaneous            28,000  Minnesota Mining & Manufacturing Co.        1,608,098        2,387,000    1.4
             Technology

             Oil--Domestic            14,000  Atlantic Richfield Co.                      1,584,596        1,851,500    1.1
                                      50,000  Occidental Petroleum Corp.                  1,318,625        1,275,000    0.7
                                      62,000  Phillips Petroleum Co.                      2,146,570        2,735,750    1.6
                                      50,000  Ultramar Corp.                              1,578,500        1,468,750    0.8
                                                                                       ------------     ------------  ------
                                                                                          6,628,291        7,331,000    4.2

             Oil--International       40,000  Exxon Corp.                                 2,379,692        4,145,000    2.4
                                      20,000  Mobil Corp.                                   915,150        2,625,000    1.5
                                      30,000  Texaco Inc.                                 1,407,728        3,176,250    1.8
                                                                                       ------------     ------------  ------
                                                                                          4,702,570        9,946,250    5.7

             Paper & Forest           60,000  Weyerhaeuser Co.                            2,666,100        2,730,000    1.6
             Products

             Photography              40,000  Eastman Kodak Co.                           1,624,689        3,470,000    2.0

             Real Estate              40,000  Avalon Properties, Inc.                       840,138        1,105,000    0.6
             Investment Trusts        35,000  Essex Property Trust, Inc.                    867,275        1,023,750    0.6
                                      30,000  Patriot American Hospitality Inc.             716,256        1,410,000    0.8
                                                                                       ------------     ------------  ------
                                                                                          2,423,669        3,538,750    2.0

             Retail                   29,000  May Department Stores Co.                   1,140,994        1,290,500    0.7
                                      50,000  Penney (J.C.) Company Inc.                  2,315,950        2,368,750    1.4
                                                                                       ------------     ------------  ------
                                                                                          3,456,944        3,659,250    2.1

             Savings & Loan           80,000  Great Western Financial
                                              Corporation                                 1,685,600        2,530,000    1.4

             Utilities--Electric      85,000  American Electric Power Co., Inc.           2,682,600        3,516,875    2.0
                                     106,000  Boston Edison Company                       2,656,360        2,875,250    1.6
                                     126,000  Consolidated Edison Co. of New
                                              York, Inc.                                  3,559,500        3,906,000    2.2
                                     105,000  Edison International, Inc.                  1,759,425        2,244,375    1.3
                                     100,000  Houston Industries Inc.                     1,934,250        2,262,500    1.3
                                      40,000  IPALCO Enterprises, Inc.                    1,067,000        1,110,000    0.6
                                      50,000  Long Island Lighting Co.                    1,120,500        1,137,500    0.6
                                      60,000  Northern States Power Co.                   2,613,600        2,767,500    1.6
                                      66,000  Public Service Co. of Colorado              2,137,905        2,574,000    1.5
                                     100,000  Wisconsin Energy Corp.                      2,593,500        2,587,500    1.5
                                                                                       ------------     ------------  ------
                                                                                         22,124,640       24,981,500   14.2

             Utilities--Gas &        149,000  AGL Resources, Inc.                         2,790,407        3,110,375    1.8
             Gas Pipeline             40,000  Consolidated Natural Gas Co.                1,805,775        2,225,000    1.3
                                      50,000  Sonat Inc.                                    882,073        2,662,500    1.5
                                                                                       ------------     ------------  ------
                                                                                          5,478,255        7,997,875    4.6

             Utilities--              22,000  AT&T Corp.                                    829,342          866,250    0.5
             Telecommunications       69,000  GTE Corp.                                   2,455,578        3,243,000    1.9
                                      60,000  NYNEX Corp.                                 2,299,200        3,037,500    1.7
                                      90,000  Southern New England
                                              Telecommunications Corp.                    3,095,355        3,352,500    1.9
                                      23,000  Sprint Corp.                                  672,778          937,250    0.5
                                      55,000  US West Communications Group,
                                              Inc.                                        1,852,675        1,808,125    1.0
                                                                                       ------------     ------------  ------
                                                                                         11,204,928       13,244,625    7.5

             Utilities--Water         76,000  American Water Works Co., Inc.              1,429,750        1,767,000    1.0

                                              Total Investments in North
                                              America                                   116,404,792      162,237,888   92.5

                                              Total Common Stocks                       120,680,785      169,848,606   96.8

                                     Face
                                    Amount    Short-Term Securities

             Repurchase           $5,527,000  SBC Warburg Inc., purchased on
             Agreements**                     1/31/1997 to yield 5.56% to
                                              2/03/1997                                   5,527,000        5,527,000    3.1

                                              Total Short-Term Securities                 5,527,000        5,527,000    3.1

             Total Investments                                                         $126,207,785      175,375,606   99.9
                                                                                       ============
             Other Assets Less Liabilities                                                                   103,595    0.1
                                                                                                        ------------  ------
             Net Assets                                                                                 $175,479,201  100.0%
                                                                                                        ============  ======

            *American Depositary Receipts (ADR).
           **Repurchase Agreements are fully collateralized by US Government &
             Agency Obligations.

             See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of January 31, 1997
Assets:             Investments, at value (identified cost--$126,207,785) (Note 1a)                         $175,375,606
                    Cash                                                                                           1,318
                    Receivables:
                      Dividends                                                            $    482,482
                      Beneficial interest sold                                                  309,622          792,104
                                                                                           ------------
                    Prepaid registration and other assets (Note 1f)                                               51,786
                                                                                                            ------------
                    Total assets                                                                             176,220,814
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                              383,403
                      Distributor (Note 2)                                                       95,812
                      Investment adviser (Note 2)                                                88,862          568,077
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       173,536
                                                                                                            ------------
                    Total liabilities                                                                            741,613
                                                                                                            ------------

Net Assets:         Net assets                                                                              $175,479,201
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    166,252
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        738,369
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                         19,465
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        416,341
                    Paid-in capital in excess of par                                                         123,766,733
                    Undistributed investment income--net                                                         207,272
                    Undistributed realized capital gains on investments--net                                     996,948
                    Unrealized appreciation on investments--net                                               49,167,821
                                                                                                            ------------
                    Net assets                                                                              $175,479,201
                                                                                                            ============

Net Asset           Class A--Based on net assets of $21,760,868 and 1,662,517
Value:                       shares of beneficial interest outstanding                                      $      13.09
                                                                                                            ============
                    Class B--Based on net assets of $96,702,065 and 7,383,687
                             shares of beneficial interest outstanding                                      $      13.10
                                                                                                            ============
                    Class C--Based on net assets of $2,532,037 and 194,650
                             shares of beneficial interest outstanding                                      $      13.01
                                                                                                            ============
                    Class D--Based on net assets of $54,484,231 and 4,163,405
                             shares of beneficial interest outstanding                                      $      13.09
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended January 31, 1997
Investment          Dividends (net of $14,455 foreign withholding tax)                                      $  3,139,318
Income              Interest and discount earned                                                                 206,380
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               3,345,698
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $    513,493
                    Account maintenance and distribution fees--Class B (Note 2)                 491,925
                    Transfer agent fees--Class B (Note 2)                                       101,236
                    Account maintenance fees--Class D (Note 2)                                   63,684
                    Printing and shareholder reports                                             59,771
                    Registration fees (Note 1f)                                                  44,494
                    Transfer agent fees--Class D (Note 2)                                        44,453
                    Professional fees                                                            33,906
                    Transfer agent fees--Class A (Note 2)                                        17,057
                    Account maintenance and distribution fees--Class C (Note 2)                  11,533
                    Custodian fees                                                               10,754
                    Trustees' fees and expenses                                                  10,355
                    Accounting services (Note 2)                                                  4,596
                    Transfer agent fees--Class C (Note 2)                                         2,519
                    Pricing fees                                                                     58
                    Other                                                                         3,745
                                                                                           ------------
                    Total expenses                                                                             1,413,579
                                                                                                            ------------
                    Investment income--net                                                                     1,932,119
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          2,877,023
Unrealized Gain     Change in unrealized appreciation on investments--net                                     24,303,693
on Investments                                                                                              ------------
(Notes 1b, 1c,      Net Increase in Net Assets Resulting from Operations                                    $ 29,112,835
1e & 3):                                                                                                    ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six         For the
                                                                                            Months Ended      Year Ended
                                                                                             January 31,       July 31,
                    Increase (Decrease) in Net Assets:                                          1997             1996
Operations:         Investment income--net                                                 $  1,932,119     $  3,835,631
                    Realized gain on investments and foreign currency transactions
                    --net                                                                     2,877,023       19,882,622
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   24,303,693        1,345,776
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     29,112,835       25,064,029
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (302,070)        (535,935)
Shareholders          Class B                                                                (1,019,194)      (1,991,833)
(Note 1g):            Class C                                                                   (25,496)         (30,000)
                      Class D                                                                  (742,364)        (921,650)
                    Realized gain on investments--net:
                      Class A                                                                (1,974,335)      (2,003,328)
                      Class B                                                               (10,210,077)     (13,717,932)
                      Class C                                                                  (237,095)        (122,417)
                      Class D                                                                (5,178,309)      (2,210,481)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (19,688,940)     (21,533,576)
                                                                                           ------------     ------------

Beneficial Interest Net increase (decrease) in net assets derived from beneficial
Transactions        interest transactions                                                     4,844,777       (6,726,944)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  14,268,672       (3,196,491)
                    Beginning of period                                                     161,210,529      164,407,020
                                                                                           ------------     ------------
                    End of period*                                                         $175,479,201     $161,210,529
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    207,272     $    364,277
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                                Class A

                    The following per share data and ratios have       For the
                    been derived from information provided in the     Six Months
                    financial statements.                               Ended
                                                                      January 31,       For the Year Ended July 31,
                    Increase (Decrease) in Net Asset Value:            1997++++   1996++++    1995      1994       1993
Per Share           Net asset value, beginning of period              $  12.43   $  12.24  $  12.78  $  13.60   $  12.79
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .19        .38       .39       .41        .44
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions --net                                    2.06       1.55      1.10      (.12)       .81
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.25       1.93      1.49       .29       1.25
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.21)      (.36)     (.42)     (.46)      (.44)
                      Realized gain on investments--net                  (1.38)     (1.38)    (1.61)     (.65)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.59)     (1.74)    (2.03)    (1.11)      (.44)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.09   $  12.43  $  12.24  $  12.78   $  13.60
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  19.25%++   16.98%    14.04%     2.38%     10.03%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .97%*     1.04%     1.05%      .85%       .81%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               2.93%*     3.04%     3.39%     3.42%      3.38%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 21,761   $ 18,106  $ 18,687  $ 21,854   $ 34,228
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                   8.21%     26.42%    52.69%    22.75%     25.23%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid+++                   $  .0631   $  .0576        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Aggregate total investment return.
                ++++Based on average shares outstanding during the period.
                 +++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)
                                                                                                Class B
                    The following per share data and ratios have       For the
                    been derived from information provided in the     Six Months
                    financial statements.                               Ended
                                                                      January 31,       For the Year Ended July 31,
                    Increase (Decrease) in Net Asset Value:            1997++++   1996++++    1995      1994       1993
Per Share           Net asset value, beginning of period              $  12.44   $  12.23  $  12.77  $  13.59   $  12.78
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .12        .26       .29       .33        .31
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     2.06       1.55      1.07      (.18)       .81
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.18       1.81      1.36       .15       1.12
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.14)      (.22)     (.29)     (.32)      (.31)
                      Realized gain on investments--net                  (1.38)     (1.38)    (1.61)     (.65)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.52)     (1.60)    (1.90)     (.97)      (.31)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.10   $  12.44  $  12.23  $  12.77   $  13.59
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  18.59%+++  15.89%    12.82%     1.30%      8.90%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.00%*     2.08%     2.09%     1.88%      1.84%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               1.92%*     2.06%     2.36%     2.39%      2.37%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 96,702   $ 96,461  $130,921  $167,889   $227,089
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                   8.21%     26.42%    52.69%    22.75%     25.23%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid+++++                 $  .0631   $  .0576        --        --         --
                                                                      ========   ========  ========  ========   ========


                                                                       Class C                       Class D


                    The following per share data and                             For the                         For the
                    ratios have been derived from          For the     For the   Period    For the    For the    Period
                    information provided in the           Six Months     Year    Oct. 21, Six Months    Year     Oct. 21,
                    financial statements.                   Ended       Ended   1994++ to   Ended      Ended    1994++ to
                                                          January 31,  July 31,  July 31, January 31, July 31,   July 31,
                    Increase (Decrease) in Net Asset       1997++++    1996++++    1995    1997++++   1996++++    1995
                    Value:
Per Share           Net asset value, beginning of period   $  12.37   $  12.20   $  11.84  $  12.43  $  12.24   $  11.85
Operating                                                  --------   --------   --------  --------  --------   --------
Performance:        Investment income--net                      .12        .24        .21       .17       .34        .26
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                          2.04       1.55       1.21      2.06      1.57       1.23
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations           2.16       1.79       1.42      2.23      1.91       1.49
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                   (.14)      (.24)      (.25)     (.19)     (.34)      (.29)
                      Realized gain on investments--net       (1.38)     (1.38)      (.81)    (1.38)    (1.38)      (.81)
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions         (1.52)     (1.62)     (1.06)    (1.57)    (1.72)     (1.10)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  13.01   $  12.37   $  12.20  $  13.09  $  12.43   $  12.24
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share       18.57%+++  15.78%     13.30%+++ 19.10%+++ 16.73%     13.98%+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  2.01%*     2.08%      2.19%*    1.22%*    1.28%      1.38%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income--net                    1.87%*     1.91%      1.94%*    2.67%*    2.62%      2.93%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  2,532   $  1,953   $    811  $ 54,484  $ 44,691   $ 13,988
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                        8.21%     26.42%     52.69%     8.21%    26.42%     52.69%
                                                           ========   ========   ========  ========  ========   ========
                    Average commission rate paid+++++      $  .0631   $  .0576         --  $  .0631  $  .0576         --
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Strategic Dividend Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature.
The Fund offers four classes of shares under the Merrill Lynch
Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account      Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $173        $14,918
Class D                                  $575        $ 8,820

For the six months ended January 31, 1997, MLPF&S received contingent deferred sales charges of $48,971 and $367 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $7,180 in commissions on the execution of portfolio security transactions for the Fund for the six months ended January 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1997 were $13,265,481 and $23,133,544, respectively.


NOTES TO FINANCIAL STATEMENTS (concluded)

Net realized and unrealized gains as of January 31, 1997 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $ 2,877,021    $49,167,821
Short-term investments                      2             --
                                  -----------    -----------
Total                             $ 2,877,023    $49,167,821
                                  ===========    ===========

As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $49,167,821, of which $49,371,746 related to appreciated securities and $203,925 related to depreciated securities. At January 31,1997, the aggregate cost of investments for Federal income tax purposes was $126,207,785.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $4,844,777 and $(6,726,944) for the six months ended January 31, 1997 and for the year ended July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           321,334   $  4,046,923
Shares issued to shareholders in
reinvestment of dividends and
distributions                          47,748        585,277
                                 ------------   ------------
Total issued                          369,082      4,632,200
Shares redeemed                      (162,841)    (2,081,172)
                                 ------------   ------------
Net increase                          206,241   $  2,551,028
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           180,887   $  2,269,224
Shares issued to shareholders in
reinvestment of dividends and
distributions                         178,596      2,119,723
                                 ------------   ------------
Total issued                          359,483      4,388,947
Shares redeemed                      (430,082)    (5,371,607)
                                 ------------   ------------
Net decrease                          (70,599)  $   (982,660)
                                 ============   ============


Class B Shares for the Six Months                   Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           929,501   $ 11,545,217
Shares issued to shareholders in
reinvestment of dividends and
distributions                         198,721      2,439,465
                                 ------------   ------------
Total issued                        1,128,222     13,984,682
Automatic conversion of shares       (517,434)    (6,329,690)
Shares redeemed                      (983,451)   (12,858,411)
                                 ------------   ------------
Net decrease                         (372,663)  $ (5,203,419)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                         1,123,504   $ 14,059,381
Shares issued to shareholders in
reinvestment of dividends and
distributions                       1,073,934     12,682,001
                                 ------------   ------------
Total issued                        2,197,438     26,741,382
Automatic conversion of shares     (2,767,942)   (34,512,602)
Shares redeemed                    (2,374,171)   (29,558,902)
                                 ------------   ------------
Net decrease                       (2,944,675)  $(37,330,122)
                                 ============   ============


Class C Shares for the Six Months                   Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                            76,963   $    968,976
Shares issued to shareholders in
reinvestment of dividends and
distributions                           4,009         48,944
                                 ------------   ------------
Total issued                           80,972      1,017,920
Shares redeemed                       (44,274)      (558,547)
                                 ------------   ------------
Net increase                           36,698   $    459,373
                                 ============   ============

Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           145,930   $  1,818,959
Shares issued to shareholders in
reinvestment of dividends and
distributions                           9,105        107,703
                                 ------------   ------------
Total issued                          155,035      1,926,662
Shares redeemed                       (63,574)      (801,102)
                                 ------------   ------------
Net increase                           91,461   $  1,125,560
                                 ============   ============


Class D Shares for the Six Months                   Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           330,832   $  4,045,556
Automatic conversion of shares        494,611      6,329,690
Shares issued to shareholders in
reinvestment of dividends and
distributions                         120,959      1,482,837
                                 ------------   ------------
Total issued                          946,402     11,858,083
Shares redeemed                      (378,240)    (4,820,288)
                                 ------------   ------------
Net increase                          568,162   $  7,037,795
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           512,946   $  6,437,453
Automatic conversion of shares      2,765,284     34,512,602
Shares issued to shareholders in
reinvestment of dividends and
distributions                         214,959      2,586,011
                                 ------------   ------------
Total issued                        3,493,189     43,536,066
Shares redeemed                    (1,040,583)   (13,075,788)
                                 ------------   ------------
Net increase                        2,452,606   $ 30,460,278
                                 ============   ============

PORTFOLIO CHANGES


For the Quarter Ended January 31, 1997

Additions

*The Boeing Co.
 Foster Wheeler Corp.
 Long Island Lighting Co.
 Morgan (J.P.) & Co., Inc.
*NCR Corp.
 Rockwell International Corp.


Deletions

*The Boeing Co.
 The Brooklyn Union Gas Co.
*NCR Corp.
 Philip Morris Companies, Inc.
 Tambrands Inc.

[FN]
*Added and deleted in the same quarter.



PORTFOLIO INFORMATION


As of January 31, 1997

                                           Percent of
Ten Largest Common Stock Holdings          Net Assets

Bristol-Myers Squibb Co.                      2.9%
Exxon Corp.                                   2.4
Ohio Casualty Corp.                           2.3
Beneficial Corp.                              2.3
General Electric Co.                          2.3
Consolidated Edison Co. of New York, Inc.     2.2
The Clorox Co.                                2.2
American General Corp.                        2.2
CoreStates Financial Corp.                    2.1
American Electric Power Co., Inc.             2.0